UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In Re: Tweeter Home Entertainment Group. Inc., et al. Debtors	Chapter 11 Case Number: 07-10787 (PJW) Jointly Administered Hon. Peter J. Walsh

MONTHLY OPERATING REPORT
File with Court and submit copy to United States Trustee within 20 days after end of month.

Submit copy of report to any official committee appointed in the case.

REQUIRED DOCUMENTS	Form No.	Document Complete	Explanation Attached	Affidavit/Supplement Attached
Schedule of Cash Receipts and Disbursements	MOR-1	x
Bank Reconciliation (or copies of Debtor's bank reconciliations)	MOR-1a	x
Schedule of Professional Fees Paid	MOR-1b	x	x
Copies of bank statements
Cash disbursements journals
Statement of Operations	MOR-2	x
Balance Sheet	MOR-3	x
Status of Postpetition Taxes	MOR-4	x
Copies of IRS Form 6123 or payment receipt
Copies of tax returns filed during reporting period
Summary of Unpaid Postpetition Debts	MOR-4	x
Listing of aged accounts payable	MOR-4	x
Accounts Receivable reconciliation and Aging	MOR-5	x
Debtor Questionnaire	MOR-5	x

MOR

I declare under penalty of perjury (28 U.S.C. Section 1746) that the information contained in this monthly operating report (including attached schedules) is true and correct to the best of my knowledge, information, and belief.

Signature of Joint Debtor	Date

Signature of Joint Debtor	Date

Signature of Authorized Individual	Date

Printed Name of Authorized Individual	Date

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In Re: Tweeter Home Entertainment Group. Inc., et al. Debtors	Chapter 11 Case Number: 07-10787 (PJW) Jointly Administered Hon. Peter J. Walsh

NEW ENGLAND AUDIO CO., INC.
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the Debtor's books, not the bank statement. The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed.  The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns. The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.  A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

	BANK ACCOUNT				CURRENT MONTH	CUMULATIVE
	OPER	PAYROLL	TAX	OTHER	ACTUAL	ACTUAL
CASH BEGINNING OF MONTH	3,276,624	-	-	-	3,276,624	1,751,382
RECEIPTS

CASH SALES	10,368,133	-	-	-	10,368,133	29,728,211
ACCOUNTS RECEIVABLE	3,130,343	-	-	-	3,130,343	3,130,343
LOANS AND ADVANCES	-	-	-	-	-	-
SALE OF ASSETS	8,011,316	-	-	-	8,011,316	8,011,316
OTHER (SEE BELOW)	970,620	-	-	-	970,620	970,620
TRANSFERS (FROM DIP ACCTS)	-	-	-	-	-	-

TOTAL RECEIPTS	22,480,412	-	-	-	22,480,412	41,840,490
DISBURSEMENTS
AP CHECK REGISTER	(5,420,635)	-	-	-	(5,420,635)	(6,942,585)
WIRES	(2,288,547)	-	-	-	(2,288,547)	(18,601,433)
Other	(12,060,557)	-	-	-	(12,060,557)	(12,060,557)

PROFESSIONAL FEES	-	-	-	-	-	-
U.S. TRUSTEE QUARTERLY FEES	-	-	-	-	-	-
COURT COSTS	-	-	-	-	-	-

TOTAL DISBURSEMENTS	(19,769,739)	-	-	-	(19,769,739)	(37,604,575)

NET CASH FLOW	2,710,673	-	-	-	2,710,673	4,235,915
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	5,987,297	-	-	-	5,987,297	5,987,297

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS	(19,769,739)
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS	-
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow account)	-
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES	(19,769,739)

FORM MOR-1

Note:
All of the Debtors disbursement accounts are in the name of New England Audio Co, Inc except for the manual payroll account is in the name of Tweeter Home Entertainment Group, Inc. Disbursements for both debtors are summarized herein.

Receipts (Other):
•           $100,000                      Receipt from DJM
•           $493,480                      Receipt from Whippoorwill Associates
•           $377,139                      Additional customer deposits
                            $970,620

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In Re: Tweeter Home Entertainment Group. Inc., et al. Debtors	Chapter 11 Case Number: 07-10787 (PJW) Jointly Administered Hon. Peter J. Walsh

TWEETER HOME ENTERTAINMENT GROUP, INC.
SCHEDULE OF CASH RECEIPTS AND DISBURSEMENTS

Amounts reported should be per the Debtor's books, not the bank statement.  The beginning cash should be the ending cash from the prior month or, if this is the first report, the amount should be the balance on the date the petition was filed.  The amounts reported in the "CURRENT MONTH - ACTUAL" column must equal the sum of the four bank account columns.  The amounts reported in the "PROJECTED" columns should be taken from the SMALL BUSINESS INITIAL REPORT (FORM IR-1). Attach copies of the bank statements and the cash disbursements journal.  The total disbursements listed in the disbursements journal must equal the total disbursements reported on this page.  A bank reconciliation must be attached for each account. [See MOR-1 (CON'T)]

	BANK ACCOUNT				CURRENT MONTH	CUMULATIVE
	OPER	PAYROLL	TAX	OTHER	ACTUAL	ACTUAL
CASH BEGINNING OF MONTH	-	936,646	-	-	936,646	151,056
RECEIPTS

CASH SALES	-	-	-	-	-	-
ACCOUNTS RECEIVABLE	-	-	-	-	-	-
LOANS AND ADVANCES	-	-	-	-	-	-
SALE OF ASSETS	-	-	-	-	-	-
OTHER (ATTACH LIST)	-	-	-	-	-	-
TRANSFERS (FROM DIP ACCTS)	-	4,339,696	-	-	4,339,696	5,125,286

TOTAL RECEIPTS	-	4,339,696	-	-	4,339,696	5,125,286
DISBURSEMENTS
PAYROLL ISSUED	-	(5,276,342)	-	-	(5,276,342)	(5,276,342)

PROFESSIONAL FEES	-	-	-	-	-	-
U.S. TRUSTEE QUARTERLY FEES	-	-	-	-	-	-
COURT COSTS	-	-	-	-	-	-

TOTAL DISBURSEMENTS		(5,276,342)	-	-	(5,276,342)	(5,276,342)

NET CASH FLOW	-	(936,646)	-	-	(936,646)	(151,056)
(RECEIPTS LESS DISBURSEMENTS)

CASH - END OF MONTH	-	-	-	-	-	-

* COMPENSATION TO SOLE PROPRIETORS FOR SERVICES RENDERED TO BANKRUPTCY ESTATE

THE FOLLOWING SECTION MUST BE COMPLETED

TOTAL DISBURSEMENTS						(5,276,342)
LESS: TRANSFERS TO DEBTOR IN POSSESSION ACCOUNTS						-
PLUS: ESTATE DISBURSEMENTS MADE BY OUTSIDE SOURCES (i.e. from escrow account)						-
TOTAL DISBURSEMENTS FOR CALCULATING U.S. TRUSTEE QUARTERLY FEES						(5,276,342)

						FORM MOR-1

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In Re: Tweeter Home Entertainment Group. Inc., et al. Debtors	Chapter 11 Case Number: 07-10787 (PJW) Jointly Administered Hon. Peter J. Walsh

BANK RECONCILIATIONS
Continuation Sheet for MOR-1
A bank reconciliation must be included for each bank account.
The Debtor's bank reconciliation may be submitted for this page.

	Operating Account	Professional Fee Reserve Account	Deposit Account	Polk Reserve Account	Utility Reserve Account	Total
	4426430962	4426448213	4426438621	4426448242	4426448239
BALANCE FOR BOOKS	$(645,409.23)	$ 1,900,000.00	$ 4,282,706.91	$ 150,000.00	$ 300,000.00	$ 5,987,297.68

BANK BALANCE	6,567.17	1,900,000.00	4,282,706.91	150,000.00	300,000.00	6,639,274.08
(+) DEPOSITS IN TRANSIT (ATTACH LIST)						-
(-) OUTSTANDING CHECKS (ATTACH LIST)	651,976.40					651,976.40
OTHER (ATTACH EXPLANATION)						-
ADJUSTED BANK BALANCE*	$(645,409.23)	$ 1,900,000.00	$ 4,282,706.91	$ 150,000.00	$ 300,000.00	$ 5,987,297.68
*Adjusted bank balance must equal
balance per books

OUTSTANDING CHECKS as of 731/2007

Ch.#	Amount	Ch.#	Amount	Ch.#	Amount	Ch.#	Amount	Ch.#	Amount	Ch.#	Amount
600004	$253.21	600416	$1,127.95	600542	$56.80	600713	$47.91	801090	$1,352.37	801149	$142.05
600013	107.00	600417	1,169.95	600543	49.84	600716	7,314.50	801091	946.23	801150	207.57
600019	172.72	600421	92.40	600544	35.64	600718	479,851.04	801093	4,223.83	801151	855.80
600031	25.00	600441	62.99	600546	57.06	600720	779.98	801098	24.42	801152	283.95
600044	4.26	600453	354.17	600547	802.41	800960	377.76	801100	30.40	801153	101.74
600060	112.54	600456	500.00	600549	10.99	800995	174.80	801101	21.00	801154	57.01
600084	433.89	800021	224.99	600553	17.69	801023	50.00	801103	38.70	801155	107.86
600092	9.09	800024	188.99	600554	186.49	801028	71.08	801104	16.94	801157	53.52
600103	112.59	800032	7.58	600556	10.00	801031	10.00	801105	5,252.97	801158	451.64
600111	41.28	800096	90.14	600557	136.46	801035	185.68	801107	347.00	801159	262.82
600119	96.00	800105	50.00	600558	65.17	801036	471.10	801108	237.50	801161	26.00
600128	89.18	800110	7.00	600559	48.32	801037	57.52	801109	50.00	801162	326.46
600147	51.18	800113	128.69	600565	119.00	801041	149.19	801110	2,292.00	801163	198.05
600163	39.00	800115	496.28	600576	9.00	801044	4.19	801111	1,363.15	801164	150.28
600168	186.49	800118	650.00	600581	310.80	801046	11.50	801112	1,900.09	801165	473.51
600185	27.78	800150	10,729.32	600598	255.36	801047	401.50	801113	2,915.51	801166	222.24
600186	73.50	800188	199.43	600621	2,112.85	801048	118.72	801114	92.19
600204	121.31	800257	94.05	600626	461.68	801049	15.00	801116	95.00
600211	110.98	600476	455.96	600631	12.92	801052	18.57	801117	2,147.75
600247	102.90	600486	377.73	600636	158.60	801055	37.00	801118	1,738.08
600249	300.00	600494	71.45	600639	28.35	801056	92.28	801120	171.60
600258	10.60	600506	456.75	600644	272.49	801058	95.39	801121	117.00
600262	7.20	600509	153.61	600653	174.74	801061	476.70	801122	254.98
600266	106.00	600510	296.80	600659	25.00	801062	6,664.35	801123	9,080.86
600270	293.20	600517	104.02	600670	9,089.00	801064	2,377.62	801127	8,443.95
600286	50.00	600518	45.00	600672	300.00	801065	105.00	801128	69.99
600290	65.58	600519	138.20	600681	80.80	801067	1,804.19	801130	450.00
600304	102.90	600520	84.67	600684	804.00	801068	1,519.65	801131	92.72
600305	60.00	600521	252.00	600688	360.85	801069	138.25	801133	656.00
600322	187.41	600522	191.47	600693	111.74	801070	3,402.50	801136	442.50
600343	1,088.46	600523	85.00	600695	64.19	801071	90.00	801137	1,690.19
600361	587.36	600524	108.74	600699	701.40	801075	629.53	801138	300.00
600366	655.97	600526	226.58	600700	118.63	801077	468.70	801139	130.00
600367	833.24	600530	195.86	600701	120.60	801079	1,010.47	801141	92.76
600385	46.93	600531	502.73	600705	10.75	801081	2,353.91	801142	483.41
600396	237.44	600533	63.00	600706	89.00	801083	755.32	801144	422.61
600404	78.77	600535	19.06	600707	24.25	801084	330.33	801145	3,244.94
600408	1,112.97	600539	62.67	600708	267.68	801085	17,718.71	801146	119.91
600413	469.14	600540	159.95	600709	12.96	801087	85.90	801147	18,300.41
600414	641.48	600541	166.12	600710	174.00	801089	862.32	801148	35.42
										Total	$ 651,976.40

FORM MOR 1a

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In Re: Tweeter Home Entertainment Group. Inc., et al. Debtors	Chapter 11 Case Number: 07-10787 (PJW) Jointly Administered Hon. Peter J. Walsh

SCHEDULE OF PROFESSIONAL FEES AND EXPENSES PAID
This schedule is to include all retained professional payments from case inception to current month.

Note:
The deadline for filing monthly fee applications was August 25, 2007, for the period 7/1/07 through 7/31/07. Therefore, as of the date of July 31, 2007, no professional fees or expenses were paid by the Debtor.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In Re: Tweeter Home Entertainment Group. Inc., et al. Debtors	Chapter 11 Case Number: 07-10787 (PJW) Jointly Administered Hon. Peter J. Walsh

STATEMENT OF OPERATIONS
(Income Statement)

The Statement of Operations is to be prepared on an accrual basis. The accrual basis of accounting recognized revenue when it is realized and expenses when they are incurred, regardless of when cash is actually received or paid.

	7/1 - 7/31	Cumulative Filing to Date

Revenue	$10,343,557	$29,703,635
Cost of Goods Sold	7,181,303	20,913,642
Gross Profit	3,162,255	8,789,994

Controllable Expenses	4,061,224	8,143,441
Non-Controllable Expenses	1,808,221	4,014,958
Total Operating Expenses	5,869,445	12,158,399
Operating Income	(2,707,190)	(3,368,405)
Other Income / Expense	12,393	414,164
Loss on Transaction	32,813,636	32,813,636
Earnings before Tax	(35,533,219)	(36,596,205)
Taxes	-	-
Net Income	$(35,533,219)	$(36,596,205)

* "Insider" is defined in 11 U.S.C. Section 101(31).
		FORM MOR-2

Note
The Debtors keep consolidated books and records. To provide Statement of Operations by Debtor would be unduly burdensome and time consuming.

On July 13, 2007 (the "Closing Date"), the Debtors sold substantially all of their assets. This statement of operations reflects only the operations of the Debtors, not the operations of the new company after the Closing Date.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In Re: Tweeter Home Entertainment Group. Inc., et al. Debtors	Chapter 11 Case Number: 07-10787 (PJW) Jointly Administered Hon. Peter J. Walsh

The Balance Sheet is to be completed on an accrual basis only. Pre-petition liabilities must be classified separately from postpetition obligations.

BALANCE SHEET	31-Jul-07

Current assets
Cash and cash equivalents	$5,987,298
Accounts receivable	-
Inventory	-
Deferred tax assets	-
Prepaid expenses and other current assets	2,300,447
Total current assets	8,287,745

Property and equipment	-
Long term investments	-
Intangible assets - net	-
Other assets	-
Goodwill	-
Total Assets	$8,287,745

Liabilities not Subject to Compromise (Postpetition)
Current portion of long-term debt	$-
Total Accounts Payable	3,854,292
Total Postpetition Liabilities	3,854,292

Liabilities Subject to Compromise (Pre-Petition)

Deferred Consideration	-
Accrued Expenses	-
Customer Deposits	-
Pre-petition A/P	32,536,235
Total Pre-Petition Liabilities	32,536,235

Secured Bank Debt	-

Other long-term liabilities
Accrued income taxes	951,185
LT restructuring & discontinued store reserve	-
Rent Related Accruals	-
Total other long-term liabilities	951,185
Total liabilities	37,341,711

Total Stockholder's Equity	(29,053,966)
Total liabilities and stockholder's equity	$8,287,745

FORM MOR-3

Note
The Debtors keep consolidated books and records. To provide Balance Sheet by Debtor would be unduly burdensome and time consuming.

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In Re: Tweeter Home Entertainment Group. Inc., et al. Debtors	Chapter 11 Case Number: 07-10787 (PJW) Jointly Administered Hon. Peter J. Walsh

STATUS OF POSTPETITION TAXES
The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero.
Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes.
Attach photocopies of any tax returns filed during the reporting period.

FEDERAL	Tax Liability	Amount Withheld or Accrued	Amount Paid	Tax Liability

Withholding	$207,011	$381,713	$588,724	$-
FICA-Employee	186,110	175,114	361,224	-
FICA-Employer	186,110	175,114	361,224	-
Unemployment	497	837	1,334	-
Income	-	-	-	-
Other	-	-	-	-
Total Federal Taxes	$579,728	$732,778	$1,312,506	$-
State and Local
Withholding	$48,136	$89,835	$137,971	$-
Sales	1,344,675	886,964	1,931,939	299,700
Excise	17,301	-	17,301	-
Unemployment	5,464	8,372	13,836	-
Real Property	-	-	-	-
Personal Property	-	-	-	-
Other	12,509	3,050	15,559	-
Total State and Local	1,428,085	988,221	2,116,606	299,700
Total Taxes	$2,007,813	$1,720,999	$3,429,112	$299,700

SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

Accounts Payable Aging	0-30	31-60	61-90	Over 90	Total
Total Accounts Payable	$4,198,051	$(4,220,882)	$(1,622,382)	$(1,285,504)	$(2,930,717)

Explain how and when the Debtor intends to pay any post-due postpetition debts.
* "Insider" is defined in 11 U.S.C. Section 101(31).
				FORM MOR-4

UNITED STATES BANKRUPTCY COURT
DISTRICT OF DELAWARE

In Re: Tweeter Home Entertainment Group. Inc., et al. Debtors	Chapter 11 Case Number: 07-10787 (PJW) Jointly Administered Hon. Peter J. Walsh

ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

Accounts Receivable Aging	0-30	31-60	61-90	Over 90	Total
Total Accounts Receivable (1)	$-	-	-	-	-

DEBTOR QUESTIONNAIRE

Must be completed each month		Yes	No
1.	Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide explanation below. (2)	X
2.	Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide an explanation below.		X
3.	Have all postpetition tax returns been timely filed? If no, provide an explanation below.	X
4.	Are workers compensation, general liability and other necessary insurance coverage's in effect? If no, provide an explanation below.	X
5.
Has any bank account been opened during the reporting period?  If yes, provide documentation identifying the opened account(s).  If an investment account has been opened provide the required documentation pursuant to the Delaware Local Rule 4001-3.
X

FORM MOR-5

Notes:

(1) Account Receivable as of 7/13/07 was sold to NewCo resulting in no A/R on 7/31/07. The only receivables due to Oldco are based off of credit card holdbacks from PNC and Discover Credit Card. As of July 31, 2007, these receivables had not been received by Oldco and totaled $1,871,675.30.

(2) On July 13, 2007, the Bankruptcy Court entered an order (Docket No. 452) (the "Sale Order") approving the sale (the "Sale") of substantially all of the Debtors' assets to Tweeter Newco LLC and/or its assignees (the "Purchaser") pursuant to the terns of the Amended and Restated Asset Purchase Agreement dated as of June 26, 2007 (the "APA"). The Sale closed on July 13, 2007 (the "Closing Date").